As filed with the Securities and Exchange Commission on November 10, 2010.

Registration No. 333-169857

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

PRE-EFFECTIVE AMENDMENT NO. 1 TO

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

SSI INVESTMENTS II LIMITED

(Exact Name of Registrant as Specified in Its Charter)

Republic of Ireland	7372	Not Applicable
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

SSI CO-ISSUER LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware	7372	27-3546832
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

107 Northeastern Boulevard

Nashua, New Hampshire 03062

(603) 324-3000

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrants’ Principal Executive Offices)

Charles E. Moran

President and Chief Executive Officer

SkillSoft Limited

107 Northeastern Boulevard

Nashua, New Hampshire 03062

(603) 324-3000

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

with a copy to:

Craig E. Marcus, Esq.

Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

(617) 951-7000

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and smaller reporting company in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒	Smaller reporting company	☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)  ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)  ☐

CALCULATION OF REGISTRATION FEE

Title Of Each Class of Securities to be Registered	Amount To Be Registered	Proposed Maximum Offering Price Per Note (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (1)(2)
11.125% Senior Notes due 2018	$310,000,000	100%	$310,000,000	$22,103
Guarantees of 11.125% Senior Notes due 2018	N/A	N/A	N/A	N/A(3)

(1)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(f)(1) under the Securities Act of 1933, as amended (the “Securities Act”).
(2)	Previously paid.
(3)	Each of the Additional Registrants will guarantee, on an unconditional basis, the obligations of SSI Investments II Limited and SSI Co-Issuer to pay the principal and interest on the 11.125% Senior Notes due 2018. No separate consideration will be received for the guarantees. Pursuant to Rule 457(n) under the Securities Act, no registration fee is required with respect to the guarantees.

The registrants hereby amend this registration statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

ADDITIONAL REGISTRANTS

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industry Classification Number	I.R.S. Employer Identification No.
SSI Investments III Limited	Republic of Ireland	7372	Not Applicable
SkillSoft Limited	Republic of Ireland	7372	Not Applicable
SkillSoft Ireland Limited	Republic of Ireland	7372	Not Applicable
CBT (Technology) Limited	Republic of Ireland	7372	Not Applicable
Stargazer Productions	Republic of Ireland	7372	Not Applicable
SkillSoft Canada, Ltd.	Canada	7372	Not Applicable
SkillSoft U.K. Limited	United Kingdom	7372	Not Applicable
SkillSoft Finance Limited	Cayman Islands	7372	Not Applicable
SkillSoft Corporation	Delaware	7372	02-0496115
Books24x7.com, Inc.	Massachusetts	7372	04-3237458

The address, including zip code, and telephone number, including area code, of each of the Additional Registrant’s principal executive offices is: c/o SSI Investments II Limited, 107 Northeastern Boulevard, Nashua, New Hampshire 03062, Telephone: (603) 324-3000.

The name, address, including zip code and telephone number, including area code, of agent for service for each of the Additional Registrants is:

Charles E. Moran

President and Chief Executive Officer

SkillSoft Limited

107 Northeastern Boulevard

Nashua, New Hampshire 03062

(603) 324-3000

with a copy to:

Craig E. Marcus, Esq.

Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

(617) 951-7000

EXPLANATORY NOTE

This Pre-Effective Amendment No. 1 (this “Amendment”) to the Registration Statement on Form S-4 (File No. 333-169857) (the “Registration Statement”) is being filed solely for the purpose of making certain changes in Part II of the Registration Statement and filing revised forms of Exhibits 5.1, 5.2, 5.3, 5.4, 5.5 and 23.1. This Amendment does not modify any provision of the prospectus that forms a part of the Registration Statement. Accordingly, the prospectus has been omitted and this Amendment consists only of the facing page, this explanatory note and Part II of the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.	Indemnification of Directors and Officers

The following summarizes certain arrangements by which controlling persons, directors and officers of SSI Investments II Limited, SSI Co-Issuer LLC and the Guarantors are indemnified against liability which they may incur in their capacities as such. SSI Pooling, L.P., the indirect parent company of SSI Investments II Limited, maintains directors’ and officers’ liability insurance policies covering indemnified losses of certain indemnified persons.

The following summarizes the limitations of liability and/or certain indemnification rights provided for in indemnification agreements and in the applicable statutes and constituent documents of the Registrants. These summaries are qualified in their entirety by reference to the complete text of the statutes and the constituent documents referred to below.

Indemnification Agreements

SkillSoft Corporation has entered into indemnification agreements with its directors in connection with their service as directors of SkillSoft Corporation and for serving as directors of other affiliated entities at the request of SkillSoft Corporation. The indemnification agreements under certain circumstances require SkillSoft Corporation, among other things, to indemnify such directors against certain liabilities that may arise by reason of their status or service as directors (other than liabilities arising from willful misconduct of a culpable nature) and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Registrants Organized Under the Laws of the Republic of Ireland

The following Registrants are private companies organized under the laws of the Republic of Ireland (collectively, the “Irish Registrants”): SSI Investments II Limited, SSI Investments III Limited, SkillSoft Limited, SkillSoft Ireland Limited, CBT (Technology) Limited and Stargazer Productions.

Every director, managing director, agent, auditor, secretary and other officer for the time being of an Irish Registrants shall be entitled to be indemnified out of the assets of such Irish Registrant against any liability incurred by him in defending any proceedings whether civil or criminal, in relation to his acts while acting in such office, in which judgment is given in his favor or in which he is acquitted or in connection with any application under Section 391 of the Companies Act of Ireland 1963 (the “Act”) in which relief is granted to him by the court.

Section 200 of the Act provides that any provision whether contained in the Irish Registrant’s constitutive documents or in any contract which has the effect of exempting or indemnifying company officers from any liability in respect of any negligence, default, breach of duty or breach of trust shall be void; however, Section 200 of the Act permits the Irish Registrant to indemnify any officer or auditor as set out in its constitutive documents against any liability incurred by him in defending proceedings, whether civil or criminal, in which judgement is given in his favour or in which he is acquitted or in connection with any application under Section 391 of the Act or Section 42 of the Companies (Amendment) Act, 1983 in which relief is granted to him by the court.

Registrants Incorporated or Organized Under the Laws of Delaware

SkillSoft Corporation

SkillSoft Corporation, a Guarantor of the exchange notes, is a corporation incorporated under the laws of the State of Delaware.

Section 145(a) of the Delaware General Corporation Law (the “DGCL”) authorizes a Delaware corporation to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) further authorizes a Delaware corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 102(b)(7) of the DGCL enables a corporation in its certificate of incorporation or an amendment thereto to eliminate or limit the personal liability of a director to the corporation or its stockholders of monetary damages for violations of the director’s fiduciary duty of care, except (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL (providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions) or (iv) for any transaction from which a director derived an improper personal benefit. These provisions will not limit the liability of directors or officers under the federal securities laws of the United States.

The amended and restated certificate of incorporation and the bylaws of SkillSoft Corporation provide that the corporation shall indemnify any of its current or former directors or officers, or any person who may have served at its request as a director or officer of another corporation, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person or on such person’s behalf in connection with any action, suit or proceeding or any appeal therefrom, whether civil, criminal, administrative or investigative, to the extent permitted by law. SkillSoft Corporation shall also advance reasonable expenses to any such person to the extent incurred by him or her in defense of any civil or cirminal action, suit, proceeding or investigation or any appeal therefrom except that no such advancement of expenses shall be made if it is determined that such person did not act in good faith and in a manner such person reasonably believes to be in, or not opposed to, the best interests of the corporation or with respect to any criminal action or proceeding, such person had reasonable cause to believe his or her conduct was unlawful. SkillSoft Corporation may purchase and maintain insurance, at its expense, to protect itself and any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the DGCL.

SSI Co-Issuer LLC

SSI Co-Issuer LLC, the Co-Issuer of the exchange notes, is a limited liability company organized under the laws of the State of Delaware.

Section 18-108 of the Delaware Limited Liability Company Act provides that a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement.

Neither the certificate of formation nor the limited liability company agreement for SSI Co-Issuer LLC contain any provisions regarding the limitations of liability or the indemnification of directors or officers.

Registrant Organized Under the Laws of Massachusetts

Books24x7.com, Inc., a Guarantor of the exchange notes, is a corporation organized under the laws of the Commonwealth of Massachusetts. Section 67 of chapter 156B of the Massachusetts Business Corporation Law grants a Massachusetts corporation the power to indemnify any director, officer, employee or agent to whatever extent permitted by the corporation’s articles of organization, as amended, by-laws or a vote adopted by the holders of a majority of the shares entitled to vote thereon, unless the proposed indemnitee has been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her actions were in the best interests of the corporation or, to the extent that the matter for which indemnification is sought relates to service with respect to an employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan. Such indemnification may include payment by the corporation of expenses incurred in defending a civil or criminal action or proceeding in advance of the final disposition of such action or proceeding, upon receipt of an undertaking by the person indemnified to repay such payment if he or she shall be adjudicated to be not entitled to indemnification under the statute.

Article VI(B) of Books24x7.com, Inc.’s articles of organization, as amended, and Article VII.6. of Books24x7.com, Inc.’s bylaws provide that the corporation shall, to the extent legally permissible, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pneding or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a director or officer of the corporation, or is or was serving, or has agreed to serve, at the request of the corporation, as a director or officer of, or in a similar capacity with, another organization or an employee benefit plan, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlements incurred by such person in connection with any such action, suit or proceeding; provided that no indemnification shall be provided for any such person with respect to any matter as to which he or she shall have been finally adjudicated in any such action, suit or proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the corporation or, to the extent such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan; and provided, further, that as to any matter disposed of by a compromise payment or settlement, no indemnification shall be provided to such person with respect to such matter if it is determined that such person did not act in good faith in the reasonable belief that his or her action was in the best interests of the corporation or, to the extent such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan. Such indemnification shall include payment by the corporation of expenses incurred in defending a civil or criminal action or proceeding in advance of the final disposition of such action or proceeding, upon receipt of an undertaking by the person indemnified to repay such payment if he or she shall be adjudicated to be not entitled to indemnification under Article VI, which undertaking may be accepted without regard to the financial ability of such person to make repayment except that no such advancement of expenses shall be made if it is determined that such person did not act in good faith in the reasonable belief that his or her action was in the best interests of the corporation or, to the extent such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan.

The indemnification provided for in Article VI is a contract right inuring to the benefit of the directors, officers and others entitled to indemnification. In addition, the indemnification is expressly not exclusive of any other rights to which such director, officer or other person may be entitled by contract or otherwise under law, and inures to the benefit of the heirs, executors and administrators of such a person.

Section 13(b)(11/2) of chapter 156B of the Massachusetts Business Corporation Law provides that a corporation may, in its articles of organization, eliminate a director’s personal liability to the corporation and its stockholders for monetary damages for breaches of fiduciary duty, except in circumstances involving (i) a breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) unauthorized distributions and loans to insiders, and (iv) transactions from which the director derived an improper personal benefit. Article VI(A) of Books24x7.com, Inc.’s articles of organization, as amended, provides that no director shall be personally liable to the corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, except to the extent that such exculpation is not permitted under the Massachusetts Business Corporation Law as in effect when such liability is determined.

Registrant Organized Under the Laws of Canada

SkillSoft Canada, Ltd., a Guarantor of the exchange notes, is a corporation organized under the laws of the Province of New Brunswick, Canada.

Section 8.05 of By-Law Number 1A of SkillSoft Canada, Ltd. provides that subject to subsections 81(2) and 81(3) of the New Brunswick Business Corporations Act, except in respect of an action by or on behalf of SkillSoft Canada, Ltd. or body corporate to procure a judgment in its favor, SkillSoft Canada, Ltd. shall indemnify each of its directors and officers, its former directors and officers, and each person who acts or acted at SkillSoft Canada, Ltd.’s request as a director or officer of a body corporate of which SkillSoft Canada, Ltd. is or was a shareholder or creditor, and his or her heirs and legal representatives, against all costs, charges and expenses, including any amount paid to settle an action or satisfy a judgment, reasonably incurred by him or her in respect of any civil, criminal or administrative action or proceeding to which he or she is made a party by reason of being or having been a director or officer of SkillSoft Canada, Ltd. or such body corporate, provided that (a) the director or officer acted honestly and in good faith with a view to the best interests of SkillSoft Canada, Ltd. and (b) in the case of a criminal or administrative action or proceeding that is enforced by monetary penalty, he or she had reasonable grounds for believing that his or her conduct was lawful.

Under the New Brunswick Business Corporations Act, a corporation may indemnify a present or former director or officer or a person who acts or acted at the request of the corporation as a director or officer of a body corporate of which the corporation is or was a shareholder or creditor, and that person’s heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by that person in respect of any civil, criminal or administrative action or proceeding to which that person is made a party by reason of being or having been the corporation’s or body corporate’s director or officer, if (a) that person acted honestly and in good faith with a view to the corporation’s best interests, and (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, that person had reasonable grounds for believing that that person’s conduct was lawful. A corporation may with court approval identify that person in connection with an action by or on behalf of the corporation or body corporate to procure a judgment in its favor, to which that person is made a party by reason of being or having been a director or an officer of the corporation or body corporate, against all costs, charges and expenses reasonably incurred by that person in connection with such action, if that person fulfilled the conditions set forth above. That person is entitled to indemnification from the corporation in respect of all costs, charges and expenses reasonably incurred by him or her in connection with the defence of any civil, criminal or administrative action or proceeding to which he or she is made a party by reason of being or having been a director or officer of the corporation or body corporate as a matter of right if he or she was substantially successful on the merits of his or her defence of the action or proceeding, fulfilled the conditions set forth above, and is fairly and reasonably entitled to indemnity.

Registrant Incorporated Under the Laws of the Cayman Islands

SkillSoft Finance Limited, a Guarantor of the exchange notes, is an exempted company with limited liability incorporated in the Cayman Islands. The Companies Law (2010 Revision) of the Cayman Islands does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against civil fraud or the consequences of committing a crime.

The articles of association of SkillSoft Finance Limited provides for indemnification of officers and directors for losses, damages, costs and expenses incurred in their capacities as such, except through their own willful neglect or default.

Registrant Incorporated Under the Laws of England and Wales

SkillSoft U.K. Limited, a Guarantor of the exchange notes, is a company incorporated in England and Wales. As such, it is subject to, where applicable, the Companies Act 1985 and/or the Companies Act 2006.

Under Section 232 of the Companies Act 2006, any provision that purports to exempt a director of a company (to any extent) from any liability that would otherwise attach to him in connection with any negligence, default, breach of duty or breach of trust in relation to the company is void. Section 232 of the Companies Act 2006 does not prevent a company from (i) purchasing and maintaining for a director of the company, or of an associated company, insurance against any such liability, (ii) providing for a qualifying third party indemnity provision, or (iii) providing for a qualifying pension scheme indemnity provision. Qualifying third party indemnity provisions and qualifying pension scheme indemnity provisions must be disclosed in directors’ reports and must be available for inspection for at least one year from the date of termination or expiration of the provision.

Section 234 of the Companies Act 2006 provides that a qualifying third party indemnity provision gives the company a means for providing indemnity against liability incurred by the director to a person other than the company or an associated company if certain requirements are met. The provision must not provide any indemnity against (i) any liability of the director to pay (a) a fine imposed in criminal proceedings, or (b) a sum payable to a regulatory authority by way of a penalty in respect of non-compliance with any requirement of a regulatory nature (however arising), or (ii) any liability incurred by the director (a) in defending criminal proceedings in which he is convicted, (b) in defending civil proceedings brought by the company, or an associated company, in which judgment is given against him, or (c) in connection with an application for relief in which the court refuses to grant him relief.

Under Section 235 of the Companies Act 2006, a qualifying pension scheme indemnity provision gives the company a means for indemnifying a director of a company that is a trustee of an occupational pension scheme against liability incurred in connection with the company’s activities as a trustee of the scheme if certain requirements (similar to those described above for qualifying third party indemnity provisions) are met.

The Articles of Association of SkillSoft U.K. Limited provide that subject to the provisions of Section 310 of the Companies Act 1985, and in addition to the such indemnity is contained in regulation 118 of Table A , every director, secretary or other officer of the company shall be entitled to be indemnified out of the assets of the company against any liability incurred by him in defending any proceedings, whether civil or criminal, in which judgment is given in his favour or in which he is acquitted or in connection with any application in which relief is granted to him by the court from liability for negligence, default, breach of duty or breach of trust in relation to the affairs of the company. Regulation 118 of Table A provides that, subject to the provisions of the Companies Act 1985 but without prejudice to any indemnity to which a director may otherwise be entitled, every director or other officer or auditor of the company shall be indemnified out of the assets of the company against any liability incurred by him in defending any proceedings, whether civil or criminal, in which judgment is given in his favour or in which he is acquitted or in connection with any application in which relief is granted to him by the court from liability for negligence, default, breach of duty or breach of trust in relation to the affairs of the company.

In the Articles of Association of SkillSoft U.K. Limited any provision of the Companies Act 1985 is deemed to include a reference to any statutory modification or re-enactment of that provision for that time being in force, therefore references to Section 310 of the Companies Act 1985 are deemed to include references to Section 232 of the Companies Act 2006 and references to the Companies Act 1985 generally are deemed to include references to the Companies Act 2006 generally.

The Memorandum of Association of SkillSoft U.K. Limited does not contain any provisions related to indemnification.

Item 21.	Exhibits and Financial Statement Schedules

EXHIBIT INDEX

Exhibit	Description

3.1*	Certificate of Incorporation of SSI Investments II Limited

3.2*	Memorandum and Articles of Association of SSI Investments II Limited

3.3*	Certificate of Formation of SSI Co-Issuer LLC

3.4*	Limited Liability Company Agreement of SSI Co-Issuer LLC

3.5*	Certificate of Incorporation of SSI Investments III Limited

3.6*	Memorandum and Articles of Association of SSI Investments III Limited

3.7*	Certificate of Incorporation of SkillSoft Limited

3.8*	Memorandum and Articles of Association of SkillSoft Limited

3.9*	Certificate of Incorporation of SkillSoft Ireland Limited

3.10*	Memorandum and Articles of Association of SkillSoft Ireland Limited

3.11*	Certificate of Incorporation of CBT (Technology) Limited

3.12*	Memorandum and Articles of Association of CBT (Technology) Limited

3.13*	Certificate of Incorporation of Stargazer Productions

3.14*	Memorandum and Articles of Association of Stargazer Productions

3.15*	Amended and Restated Certificate of Incorporation of SkillSoft Corporation

3.16*	Amended and Restated Bylaws of SkillSoft Corporation

3.17*	Articles of Organization of Books24x7.com, Inc.

3.18*	By-laws of Books24x7.com, Inc.

3.19*	Certificate and Articles of Amalgamation of SkillSoft Canada, Ltd.

3.20*	By-Law Number 1A of SkillSoft Canada, Ltd.

3.21*	Certificate of Incorporation of SkillSoft Finance Limited

3.22*	Memorandum and Articles of Association of SkillSoft Finance Limited

3.23*	Certificate of Incorporation of SkillSoft U.K. Limited

3.24*	Memorandum and Articles of Association of SkillSoft U.K. Limited

4.1*	Form of 11.125% Senior Note due 2018

4.2*	Indenture, dated as of May 26, 2010, by and among SSI Investments II Limited and SSI Co-Issuer LLC, as issuers, the guarantors named therein, as guarantors, and Wilmington Trust FSB, as trustee

4.3*	First Supplemental Indenture, dated as of June 25, 2010, by and among SSI Investments II Limited and SSI Co-Issuer LLC, as issuers, the guarantors named therein, as guarantors, and Wilmington Trust FSB, as trustee

4.4*	Registration Rights Agreement, dated as of May 26, 2010, by and among SSI Investments II Limited and SSI Co-Issuer LLC, the guarantors named therein, and Morgan Stanley & Co. Incorporated, Barclays Capital Inc., and Deutsche Bank Securities Inc., as initial purchasers, and the joinders thereto dated as of June 25, 2010

5.1**	Opinion of Ropes & Gray LLP

5.2**	Opinion of William Fry

5.3**	Opinion of Cox & Palmer

5.4**	Opinion of Maples and Calder

5.5**	Opinion of Ropes & Gray International LLP

10.1*	Amended and Restated Credit Agreement, dated as of May 26, 2010, by and among SSI Investments I Limited, as Holdings, SSI Investments II Limited, as Initial Borrower, the lenders party thereto, as lenders, and Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent, and Morgan Stanley Senior Funding, Inc. and Barclays Capital, as joint lead arrangers and joint book-runners

10.2*	Guarantee and Collateral Agreement, dated as of February 11, 2010, by and among SSILuxco II S.à r.l., as guarantor, SSI Investments I Limited, SSI Investments II Limited, SSI Investments III Limited, and the subsidiaries of SSI Investments III Limited party thereto, as guarantors and grantors, and Morgan Stanley Senior Funding, Inc., as collateral agent

10.3*	First Amendment to Guarantee and Collateral Agreement, dated as of May 26, 2010, by and between SSI Investments I Limited, SSI Investments II Limited, and SSI Investments III Limited, as grantors, and Morgan Stanley Senior Funding, Inc., as collateral agent

10.4*	Assumption Agreement, dated as of May 26, 2010, by and between Books 24x7.com, Inc., SkillSoft Corporation, SkillSoft Canada, Ltd., SkillSoft Finance Limited, SkillSoft U.K. Limited, and Morgan Stanley Senior Funding, Inc., as collateral agent

10.5*	Novation and Assumption Agreement, dated as of June 25, 2010, by and between SSI Investments II Limited, SkillSoft Limited, and Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent

10.6*	Novation and Assumption Agreement, dated as of June 25, 2010, by and between SkillSoft Limited, SkillSoft Corporation, and Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent

10.7*	Assumption Agreement, dated as of June 25, 2010, by and between SkillSoft Limited, SkillSoft Ireland Limited, CBT (Technology) Limited, Stargazer Productions, and Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent

10.8*	Form of Indemnification Agreement

12.1*	Statement of Computation of Ratio of Earnings to Fixed Charges

21.1*	List of Subsidiaries

23.1**	Consent of Ernst & Young LLP

23.2**	Consent of Ropes & Gray LLP (see Exhibit 5.1)

23.3**	Consent of William Fry (see Exhibit 5.2)

23.4**	Consent of Cox & Palmer (see Exhibit 5.3)

23.5**	Consent of Maples and Calder (see Exhibit 5.4)

23.6**	Consent of Ropes & Gray International LLP (see Exhibit 5.5)

24.1*	Powers of Attorney (see signature pages of the Registration Statement).

25.1*	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, with respect to the indenture governing the notes

99.1*	Form of Letter of Transmittal

99.2*	Form of Notice of Guaranteed Delivery

99.3*	Form of Letter to Brokers

99.4*	Form of Letter to Clients

*	Previously filed.
**	Filed herewith.

Item 22.	Undertakings

(a) Each of the undersigned registrants hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amend) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(4) That, for the purpose of determining liability under the Securities Act to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(5) That, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) Each of the undersigned registrants hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b) 11 or 13 of Form S-4, within one business day of receipt of such request, and to send the incorporated documents by first class mail or equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(c) Each of the undersigned registrants hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

(d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashua, State of New Hampshire, on this 10th day of November, 2010.

SSI INVESTMENTS II LIMITED

By:	/S/ CHARLES E. MORAN
Name:	Charles E. Moran
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President and Chief Executive Officer	November 10, 2010
Charles E. Moran	(Principal Executive Officer)

*	Chief Financial Officer and Secretary	November 10, 2010
Thomas J. McDonald	(Principal Financial Officer)

/S/ ANTHONY P. AMATO	Chief Accounting Officer	November 10, 2010
Anthony P. Amato	(Principal Accounting Officer)

*	Director	November 10, 2010
Michael C. Ascione

*	Director	November 10, 2010
John Maldonado

*	Director	November 10, 2010
David W. Humphrey

*	Director	November 10, 2010
Imelda Shine

*	Director	November 10, 2010
Mark Commins

*	Director	November 10, 2010
Ferdinand von Prondzynski

*	The undersigned, by signing his name hereto, signs and executes this Amendment No. 1 to the Registration Statement pursuant to the Powers of Attorney executed by the above-named persons and previously filed with the Securities and Exchange Commission.

/S/ ANTHONY P. AMATO
Anthony P. Amato Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashua, State of New Hampshire, on this 10th day of November, 2010.

SSI CO-ISSUER LLC

By:	/S/ CHARLES E. MORAN
Name:	Charles E. Moran
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President and Chief Executive Officer	November 10, 2010
Charles E. Moran	(Principal Executive Officer)

*	Chief Financial Officer and Assistant Secretary	November 10, 2010
Thomas J. McDonald	(Principal Financial Officer)

/S/ ANTHONY P. AMATO	Chief Accounting Officer	November 10, 2010
Anthony P. Amato	(Principal Accounting Officer)

*	Manager	November 10, 2010
Michael C. Ascione

*	The undersigned, by signing his name hereto, signs and executes this Amendment No. 1 to the Registration Statement pursuant to the Powers of Attorney executed by the above-named persons and previously filed with the Securities and Exchange Commission.

/S/ ANTHONY P. AMATO
Anthony P. Amato Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashua, State of New Hampshire, on this 10th day of November, 2010.

SSI INVESTMENTS III LIMITED

By:	/S/ CHARLES E. MORAN
Name:	Charles E. Moran
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President and Chief Executive Officer	November 10, 2010
Charles E. Moran	(Principal Executive Officer)

*	Chief Financial Officer and Secretary	November 10, 2010
Thomas J. McDonald	(Principal Financial Officer)

/S/ ANTHONY P. AMATO	Chief Accounting Officer	November 10, 2010
Anthony P. Amato	(Principal Accounting Officer)

*	Director	November 10, 2010
Michael C. Ascione

*	Director	November 10, 2010
John Maldonado

*	Director	November 10, 2010
David W. Humphrey

*	Director	November 10, 2010
Imelda Shine

*	Director	November 10, 2010
Mark Commins

*	Director	November 10, 2010
Ferdinand von Prondzynski

*	The undersigned, by signing his name hereto, signs and executes this Amendment No. 1 to the Registration Statement pursuant to the Powers of Attorney executed by the above-named persons and previously filed with the Securities and Exchange Commission.

/S/ ANTHONY P. AMATO
Anthony P. Amato Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashua, State of New Hampshire, on this 10th day of November, 2010.

SKILLSOFT LIMITED

By:	/S/ CHARLES E. MORAN
Name:	Charles E. Moran
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles E. Moran	President and Chief Executive Officer (Principal Executive Officer)	November 10, 2010

* Thomas J. McDonald	Chief Financial Officer and Secretary (Principal Financial Officer)	November 10, 2010

/S/ ANTHONY P. AMATO Anthony P. Amato	Chief Accounting Officer (Principal Accounting Officer)	November 10, 2010

* Michael C. Ascione	Director	November 10, 2010

* John Maldonado	Director	November 10, 2010

*	Director	November 10, 2010
David Humphrey

*	Director	November 10, 2010
Imelda Shine

*	Director	November 10, 2010
Mark Commins

*	Director	November 10, 2010
Ferdinand von Prondzynski

*	The undersigned, by signing his name hereto, signs and executes this Amendment No. 1 to the Registration Statement pursuant to the Powers of Attorney executed by the above-named persons and previously filed with the Securities and Exchange Commission.

/S/ ANTHONY P. AMATO
Anthony P. Amato Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashua, State of New Hampshire, on this 10th day of November, 2010.

SKILLSOFT CORPORATION

By:	/S/ CHARLES E. MORAN
Name:	Charles E. Moran
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles E. Moran	President and Chief Executive Officer, Director (Principal Executive Officer)	November 10, 2010

* Thomas J. McDonald	Chief Financial Officer and Secretary (Principal Financial Officer)	November 10, 2010

/S/ ANTHONY P. AMATO Anthony P. Amato	Chief Accounting Officer (Principal Accounting Officer)	November 10, 2010

* Michael C. Ascione	Director	November 10, 2010

* John Maldonado	Director	November 10, 2010

*	Director	November 10, 2010
David W. Humphrey

*	Director	November 10, 2010
Ferdinand von Prondzynski

*	The undersigned, by signing his name hereto, signs and executes this Amendment No. 1 to the Registration Statement pursuant to the Powers of Attorney executed by the above-named persons and previously filed with the Securities and Exchange Commission.

/S/ ANTHONY P. AMATO
Anthony P. Amato Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashua, State of New Hampshire, on this 10th day of November, 2010.

SKILLSOFT IRELAND LIMITED

By:	/S/ ANTHONY P. AMATO
Name:	Anthony P. Amato
Title:	Director

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ ANTHONY P. AMATO Anthony P. Amato	Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	November 10, 2010

* Imelda Shine	Director	November 10, 2010

* Ferdinand von Prondzynski	Director	November 10, 2010

*	The undersigned, by signing his name hereto, signs and executes this Amendment No. 1 to the Registration Statement pursuant to the Powers of Attorney executed by the above-named persons and previously filed with the Securities and Exchange Commission.

/S/ ANTHONY P. AMATO
Anthony P. Amato Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashua, State of New Hampshire, on this 10th day of November, 2010.

SKILLSOFT CANADA, LTD.

By:	/S/ THOMAS J. MCDONALD
Name:	Thomas J. McDonald
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Thomas J. McDonald	President and Director (Principal Executive Officer and Principal Financial Officer)	November 10, 2010

/S/ ANTHONY P. AMATO Anthony P. Amato	Secretary, Treasurer and Director (Principal Accounting Officer)	November 10, 2010

*The undersigned, by signing his name hereto, signs and executes this Amendment No. 1 to the Registration Statement pursuant to the Powers of Attorney executed by the above-named persons and previously filed with the Securities and Exchange Commission.

/S/ ANTHONY P. AMATO Anthony P. Amato Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashua, State of New Hampshire, on this 10th day of November, 2010.

SKILLSOFT FINANCE LIMITED

By:	/S/ THOMAS J. MCDONALD
Name:	Thomas J. McDonald
Title:	Director

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Thomas J. McDonald	Chief Executive Officer, Chief Financial Officer and Director (Principal Executive Officer and Principal Financial Officer)	November 10, 2010

/S/ ANTHONY P. AMATO Anthony P. Amato	Chief Accounting Officer and Director (Principal Accounting Officer)	November 10, 2010

*	Director	November 10, 2010
Scott F. Elphinstone

*	Director	November 10, 2010
William J. Messer

*	The undersigned, by signing his name hereto, signs and executes this Amendment No. 1 to the Registration Statement pursuant to the Powers of Attorney executed by the above-named persons and previously filed with the Securities and Exchange Commission.

/S/ ANTHONY P. AMATO
Anthony P. Amato Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashua, State of New Hampshire, on this 10th day of November, 2010.

SKILLSOFT U.K. LIMITED

By:	/S/ ANTHONY P. AMATO
Name:	Anthony P. Amato
Title:	Director

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ ANTHONY P. AMATO Anthony P. Amato	Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	November 10, 2010

* Kevin Young	Director	November 10, 2010

*	The undersigned, by signing his name hereto, signs and executes this Amendment No. 1 to the Registration Statement pursuant to the Powers of Attorney executed by the above-named persons and previously filed with the Securities and Exchange Commission.

/S/ ANTHONY P. AMATO
Anthony P. Amato Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashua, State of New Hampshire, on this 10th day of November, 2010.

CBT (Technology) Limited

By:	/S/ ANTHONY P. AMATO
Name:	Anthony P. Amato
Title:	Director

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ ANTHONY P. AMATO Anthony P. Amato	Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	November 10, 2010

* Imelda Shine	Director	November 10, 2010

* Ferdinand von Prondzynski	Director	November 10, 2010

*	The undersigned, by signing his name hereto, signs and executes this Amendment No. 1 to the Registration Statement pursuant to the Powers of Attorney executed by the above-named persons and previously filed with the Securities and Exchange Commission.

/S/ ANTHONY P. AMATO
Anthony P. Amato Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashua, State of New Hampshire, on this 10th day of November, 2010.

STARGAZER PRODUCTIONS

By:	/S/ MARK MURRAY
Name:	Mark Murray
Title:	Director

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mark Murray	Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	November 10, 2010

* Imelda Shine	Director	November 10, 2010

* Ferdinand von Prondzynski	Director	November 10, 2010

*	The undersigned, by signing his name hereto, signs and executes this Amendment No. 1 to the Registration Statement pursuant to the Powers of Attorney executed by the above-named persons and previously filed with the Securities and Exchange Commission.

/S/ ANTHONY P. AMATO
Anthony P. Amato Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashua, State of New Hampshire, on this 10th day of November, 2010.

BOOKS24X7.COM, INC.

By:	/S/ JERALD A. NINE
Name:	Jerald A. Nine
Title:	President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Jerald A. Nine	President and Secretary (Principal Executive Officer)	November 10, 2010

* Thomas J. McDonald	Treasurer (Principal Financial Officer)	November 10, 2010

/S/ ANTHONY P. AMATO Anthony P. Amato	Vice President (Principal Accounting Officer)	November 10, 2010

* Charles E. Moran	Director	November 10, 2010

*	The undersigned, by signing his name hereto, signs and executes this Amendment No. 1 to the Registration Statement pursuant to the Powers of Attorney executed by the above-named persons and previously filed with the Securities and Exchange Commission.

/S/ ANTHONY P. AMATO
Anthony P. Amato Attorney-in-fact

EXHIBIT INDEX

Exhibit	Description

3.1*	Certificate of Incorporation of SSI Investments II Limited

3.2*	Memorandum and Articles of Association of SSI Investments II Limited

3.3*	Certificate of Formation of SSI Co-Issuer LLC

3.4*	Limited Liability Company Agreement of SSI Co-Issuer LLC

3.5*	Certificate of Incorporation of SSI Investments III Limited

3.6*	Memorandum and Articles of Association of SSI Investments III Limited

3.7*	Certificate of Incorporation of SkillSoft Limited

3.8*	Memorandum and Articles of Association of SkillSoft Limited

3.9*	Certificate of Incorporation of SkillSoft Ireland Limited

3.10*	Memorandum and Articles of Association of SkillSoft Ireland Limited

3.11*	Certificate of Incorporation of CBT (Technology) Limited

3.12*	Memorandum and Articles of Association of CBT (Technology) Limited

3.13*	Certificate of Incorporation of Stargazer Productions

3.14*	Memorandum and Articles of Association of Stargazer Productions

3.15*	Amended and Restated Certificate of Incorporation of SkillSoft Corporation

3.16*	Amended and Restated Bylaws of SkillSoft Corporation

3.17*	Articles of Organization of Books24x7.com, Inc.

3.18*	By-laws of Books24x7.com, Inc.

3.19*	Certificate and Articles of Amalgamation of SkillSoft Canada, Ltd.

3.20*	By-Law Number 1A of SkillSoft Canada, Ltd.

3.21*	Certificate of Incorporation of SkillSoft Finance Limited

3.22*	Memorandum and Articles of Association of SkillSoft Finance Limited

3.23*	Certificate of Incorporation of SkillSoft U.K. Limited

3.24*	Memorandum and Articles of Association of SkillSoft U.K. Limited

4.1*	Form of 11.125% Senior Note due 2018

4.2*	Indenture, dated as of May 26, 2010, by and among SSI Investments II Limited and SSI Co-Issuer LLC, as issuers, the guarantors named therein, as guarantors, and Wilmington Trust FSB, as trustee

4.3*	First Supplemental Indenture, dated as of June 25, 2010, by and among SSI Investments II Limited and SSI Co-Issuer LLC, as issuers, the guarantors named therein, as guarantors, and Wilmington Trust FSB, as trustee

4.4*	Registration Rights Agreement, dated as of May 26, 2010, by and among SSI Investments II Limited and SSI Co-Issuer LLC, the guarantors named therein, and Morgan Stanley & Co. Incorporated, Barclays Capital Inc., and Deutsche Bank Securities Inc., as initial purchasers, and the joinders thereto dated as of June 25, 2010

5.1**	Opinion of Ropes & Gray LLP

5.2**	Opinion of William Fry

5.3**	Opinion of Cox & Palmer

5.4**	Opinion of Maples and Calder

5.5**	Opinion of Ropes & Gray International LLP

10.1*	Amended and Restated Credit Agreement, dated as of May 26, 2010, by and among SSI Investments I Limited, as Holdings, SSI Investments II Limited, as Initial Borrower, the lenders party thereto, as lenders, and Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent, and Morgan Stanley Senior Funding, Inc. and Barclays Capital, as joint lead arrangers and joint book-runners

10.2*	Guarantee and Collateral Agreement, dated as of February 11, 2010, by and among SSILuxco II S.à r.l., as guarantor, SSI Investments I Limited, SSI Investments II Limited, SSI Investments III Limited, and the subsidiaries of SSI Investments III Limited party thereto, as guarantors and grantors, and Morgan Stanley Senior Funding, Inc., as collateral agent

10.3*	First Amendment to Guarantee and Collateral Agreement, dated as of May 26, 2010, by and between SSI Investments I Limited, SSI Investments II Limited, and SSI Investments III Limited, as grantors, and Morgan Stanley Senior Funding, Inc., as collateral agent

10.4*	Assumption Agreement, dated as of May 26, 2010, by and between Books 24x7.com, Inc., SkillSoft Corporation, SkillSoft Canada, Ltd., SkillSoft Finance Limited, SkillSoft U.K. Limited, and Morgan Stanley Senior Funding, Inc., as collateral agent

10.5*	Novation and Assumption Agreement, dated as of June 25, 2010, by and between SSI Investments II Limited, SkillSoft Limited, and Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent

10.6*	Novation and Assumption Agreement, dated as of June 25, 2010, by and between SkillSoft Limited, SkillSoft Corporation, and Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent

10.7*	Assumption Agreement, dated as of June 25, 2010, by and between SkillSoft Limited, SkillSoft Ireland Limited, CBT (Technology) Limited, Stargazer Productions, and Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent

10.8*	Form of Indemnification Agreement

12.1*	Statement of Computation of Ratio of Earnings to Fixed Charges

21.1*	List of Subsidiaries

23.1**	Consent of Ernst & Young LLP

23.2**	Consent of Ropes & Gray LLP (see Exhibit 5.1)

23.3**	Consent of William Fry (see Exhibit 5.2)

23.4**	Consent of Cox & Palmer (see Exhibit 5.3)

23.5**	Consent of Maples and Calder (see Exhibit 5.4)

23.6**	Consent of Ropes & Gray International LLP (see Exhibit 5.5)

24.1*	Powers of Attorney (see signature pages of the Registration Statement).

25.1*	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, with respect to the indenture governing the notes

99.1*	Form of Letter of Transmittal

99.2*	Form of Notice of Guaranteed Delivery

99.3*	Form of Letter to Brokers

99.4*	Form of Letter to Clients

*	Previously filed.
**	Filed herewith.